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                                                                 EXHIBIT 10.8(7)

                                                                  EXECUTION COPY
                             AMENDMENT NUMBER SEVEN
                                     TO THE
             UPS QUALIFIED STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                         EFFECTIVE AS OF JANUARY 1, 1998

      WHEREAS, The United Parcel Service (the "Company") maintains the UPS Qualified Stock Ownership Plan and Trust Agreement (the "Plan") effective January 1, 1998; and

      WHEREAS, the Plan has been amended on a number of occasions since January 1, 1998, the most recent being Amendment No. 6; and

      WHEREAS, the Board reserved the right in Section 12.1 of the Plan to amend, modify or change the Plan from time to time; and

      WHEREAS, it is desired to further amend the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"); and

      WHEREAS, this amendment is intended as a good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder; and

      WHEREAS, except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001; and

      NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Article I is amended effective as of August 1, 2002 to renumber Sections
      1.11 to 1.65 as Sections 1.12 to 1.66, respectively, (and any internal Plan cross-references are amended accordingly) and to add a new Section
      1.10 which reads as follows:

      Section 1.10 Catch-Up Contributions - means the sum of (1) contributions defined as "catch-up contributions" made under the Savings Plan, (2) with respect to an individual who becomes eligible to make elective deferrals under the Savings Plan during any Plan Year as a result of losing coverage under a collective bargaining agreement, his or her contributions defined as "catch-up contributions" made under a Collectively Bargained Plan prior to the latest date in such Plan Year on which he or she became eligible to make elective deferrals under the Savings Plan, and (3) with respect to an individual who was a participant in a Merged Plan who becomes eligible to make elective deferrals under the Savings Plan as a result of a merger of that plan into the Savings Plan, his or her defined as "catch-up contributions" made under such Merged Plan in the Plan Year in which he or she first became eligible to make elective deferrals under the Savings Plan.

2. The last paragraph of Section 1.15 (formerly Section 1.14) is amended to read as follows:

The annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000 for Plan Years beginning on or after January 1, 2002, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). For Plan Years beginning before January 1, 2002, the annual Compensation of each Participant taken into account under the Plan shall not exceed $150,000 for Plan Years, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in such calendar year. If a Plan Year consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual compensation limit does not apply for purposes of Section 5.1.

3. Article I is amended to renumber Sections 1.15 to 1.64 as Sections 1.16 to 1.65, respectively, (and any internal Plan cross-references are amended accordingly) and to add a new Section 1.15 which reads as follows:

      Section 1.15 Disability - means a medically determinable physical or mental impairment as a result of which the Participant is disabled and qualified for disability benefits under (a) the United States Social Security Act, (b) a long term disability plan to which the Employer contributes for the Participant or (c) workers compensation laws.

4. The last paragraph of Section 1.20 (formerly Section 1.19) is amended to read as follows:

The annual Eligible Compensation of each Participant taken into account under the Plan shall not exceed $200,000 for Plan Years beginning on or after January 1, 2002, as adjusted for cost-of-living increases in accordance with Code
Section 401(a)(17)(B) (the "annual compensation limit"). For Plan Years beginning before January 1, 2002, the annual Eligible Compensation of each Participant taken into account under the Plan shall not exceed $150,000 for Plan Years, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in such calendar year. If a Plan Year consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual compensation limit does not apply for purposes of Section 5.1.

5.    Section 1.57(a) (formerly Section 1.56(a)) is amended to read as follows:


            (a)

                  (1) Effective as of January 1, 2002, the date on which an
            individual terminates employment with all Affiliates by reason of a voluntarily quit, retirement, death, period of Disability of more than 52 weeks, discharge, failure to return from layoff or authorized leave of absence, or for any other reason (unless a grievance is pending), provided for periods before January 1, 2002, such separation constitutes a "separation from service" within the meaning of Code Section 401(k) and, for periods on or after January 1, 2002, such separation constitutes a "severance from employment" under the Savings Plan. A discharge will not be treated as a Separation from Service while a grievance is pending but, if the discharge is upheld, will be treated as a Separation from Service as of the date of the discharge.
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                  (2) Effective before January 1, 2002 but on or after May 1,
            2000, the date on which an individual terminates employment with all Affiliates by reason of a voluntarily quit, retirement, death, the end of a period of disability of more than 52 weeks at which time a physician certifies that the individual is currently disabled and unable to return to work for an Affiliate, discharge, failure to return from layoff or authorized leave of absence, or for any other reason (unless a grievance is pending), provided for periods before January 1, 2002, such separation constitutes a "separation from service" within the meaning of Code Section 401(k) and, for periods on or after January 1, 2002, such separation constitutes a "severance from employment" under the Savings Plan. A discharge will not be treated as a Separation from Service while a grievance is pending but, if the discharge is upheld, will be treated as a Separation from Service as of the date of the discharge.

                  (3) Effective before May 1, 2000, the earlier of the date
            under Section 1.57(a)(2) or the date on which a 12-consecutive month period ends during which the individual did not perform an Hour of Service.

6. Section 4.1(a) is amended effective as of August 1, 2002 to read as follows:

                  (a) On and After July 1, 2001. Subject to the rules and
            limitations set forth in this ARTICLE IV and in ARTICLE V, including the specific limitations set forth as matching formulas in this
            Section 4.1, an Employer Company shall make the following SavingsPLUS Contribution, if any, for each Accounting Period on behalf of each Participant who was employed as an Eligible Employee by such Employer Company on the last day of the Accounting Period and each Participant whose last employment as an Eligible Employee was with such Employer Company during the Accounting Period.

                  The SavingsPLUS Contribution made on behalf of each
            Participant described in this Section 4.1(a) shall be equal to

            A minus B where:

                  (1) A equals

                        (i) For each Employer Company listed in Appendix
                  4.1(a)(1)(A), zero.;

                        (ii) For each Employer Company listed in Appendix
                  4.1(a)(1)(B), 50% of his or her Pre-Tax Contributions that do not exceed 6% of his or her Eligible Compensation for such Plan Year;

                        (iii) For each Employer Company listed in Appendix
                  4.1(a)(1)(C), 100% of his or her Pre-Tax Contributions that do not exceed 3% of his or her Eligible Compensation for such Plan Year; or

                        (iv) For each Employer Company listed in Appendix
                  4.1(a)(1)(D), the sum of 100% of his or her Pre-Tax Contributions that do not exceed 3% of his or her Eligible Compensation for such Plan Year and 50% of his or her Pre-Tax Contributions in excess of 3% but not in excess of 6% of his or her Eligible Compensation for such Plan Year.

                  (2) B equals the SavingsPLUS Contribution and the matching contribution (within the meaning of Code Section 401(m)) under a Merged Plan previously made by any Employer Company with respect to him or her during such Plan Year.

      Effective August 1, 2002, no SavingsPLUS Contributions will be made with respect to any Catch-Up Contributions (unless such contributions are reclassified as Pre-Tax Contributions).

7. Section 4.1 is amended effective as of July 1, 2001 to correct a scrivener's error and reinstate Sections 4.1(c), (d) and (e) which read as follows:

      (c) Application of Suspense Account and Forfeitures. Excess amounts that are transferred to a Code Section 415 suspense account for a Plan Year pursuant to Section 5.1, if any, and any amounts treated as forfeitures under the Plan will be applied to reduce the SavingsPLUS Contributions for the next Plan Year (and succeeding Plan Years, if necessary).

      (d) No SavingsPLUS Contributions on Refunds. No SavingsPLUS Contributions will be made with respect to any Pre-Tax Contributions that are refunded by the Savings Plan or a Collectively Bargained Plan to satisfy Code Section 401(k),
Section 402(g) or Section 415. If it is determined that any portion of the SavingsPLUS Contributions credited to a Participant's SavingsPLUS Account is attributable to refunded Pre-Tax Contributions, the number of whole shares of UPS Stock attributable to the match on refunded Pre-Tax Contributions automatically will be deducted from the Participant's SavingsPLUS Account (or if the Participant has diversified his or her SavingsPLUS Account pursuant to
Section 8.10, an amount equal to the value of those shares automatically will be deducted from the Participant's account under the Savings Plan) and will be transferred to a Code Section 415 suspense account (if the refund of Pre-Tax Contributions was for purposes of Code Section 415) or treated as a forfeiture

      (e) Allocation. The SavingsPLUS Contribution, if any, made on behalf of each Participant will be credited to his or her SavingsPLUS Account as of the last day of each Accounting Period.

8. Section 5.1(a) is amended effective for limitation years beginning after December 31, 2001 to read as follows:

                 (a) General Rule. The term "limitation year" as defined in Code
        Section 415 and the corresponding regulations means the calendar year. Except to the extent permitted with respect to Catch-Up Contributions, the total annual additions (as described in Section 5.1(b)) allocated to a Participant's Account for any limitation year when added to the contributions that are treated as made on behalf of such Participant for such limitation year under the coordination rules in Section 5.1(c) will not exceed the lesser of

                  (1) 100% (25% for limitation years before January 1, 2002) of the Participant's Compensation for the limitation year;

                  (2) $40,000 ($30,000 for limitation years beginning before
            January 1, 2002) (as adjusted under Code Section 415(d)), or

                  (3) such lesser amount as the Committee deems necessary or appropriate to satisfy the requirements of Code Section 415 in light of Section 5.1(d) and the benefits, if any, accrued and the contributions, if any, made for such Participant under any other defined contribution plan maintained by an Affiliate.

      If a short limitation year (less than 12 months) is created because of an amendment, the limitation described in (2) above will be prorated.

9.    Section 5.2(c) is amended to read as follows:

      (c)   Multiple Use Limitation.

                  (1) For Plan Years beginning after January 1, 2002, the
            multiple use test described in Treas. Reg.1.401(m)-2 and Section 5.5(c)(2) below shall not apply.

                  (2) For Plan Years beginning before January 1, 2002, the ACPs of all Highly Compensated Employees will be reduced (beginning with the highest of such percentages) to the extent required under Code
            Section 401(m) and the regulations issued under that section to prevent multiple use of the alternative test described in Code
            Section 401(k)(3)(A)(ii)(II) and in Code Section 401(m)(2)(A)(ii) in the same Plan Year. The reduction will be treated as an Excess Aggregate Contribution. If the ESOP feature is activated, the multiple use limitation will not apply unless this Plan (or another ESOP maintained by an Affiliate also permits elective deferrals.

10.   Section 8.1 is amended to read as follows:

            Section 8.1 General. A Participant may request distribution of his or her Account when he or she has a Separation from Service. In addition, a Participant may request a withdrawal from his or her Savings Plan Account before a Separation from Service to the extent provided in Section 8.7 or his or her Account before a Separation from Service to the extent provided in Section 8.7A.

11.   Article VIII is amended to add a new Section 8.7A which follows Section
      8.7 and precedes Section 8.8 and which reads as follows:

            Section 8.7A Disability. A Participant who has been absent for more than 52 weeks on account of Disability (but who has not experienced a Separation from Service) and whose Disability continues through the date of withdrawal under this Section 8.7A may withdraw all or any portion of his or her Account at any time by submitting a request for withdrawal in accordance with the procedures adopted by the Committee for this purpose. Such withdrawal shall be subject to any additional restrictions, uniformly applied with respect to Participants similarly situated, as are prescribed by the Committee regarding the frequency and minimum amount of such withdrawal.

12. Section 8.13 is amended effective for distributions made after December 31, 2001 to read as follows:

            Section 8.13 Eligible Rollover Distribution.

                  (a) General. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a Distributee's election under this Section 8.13, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution of two hundred dollars ($200) or more transferred to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b)      Definitions.


                        (1) Eligible Rollover Distribution. An Eligible Rollover
                  Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:


                              (i) any distribution that is one of a series of
                        substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more;

                              (ii) any distribution to the extent that
                        distribution is required under Code Section 401(a)(9);

                              (iii) any distribution of Pre-Tax Contributions or
                        pre-tax contributions under a Merged Plan on account of hardship on or after January 1, 1999; and

                              (iv) effective for distributions made before
                        January 1, 2002, the portion of any distribution that is not includible in gross income.

Effective for distributions made after December 31, 2001, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion which consists of after-tax contributions may be paid only to an individual retirement annuity described in Code Section 408(a) or Code Section 408(b), or to a qualified defined contribution plan described in Code Section 401(a) or Code Section 403(a) that agrees to account separately for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such portion which is not so includible.

            (2) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified trust described in Code Section 401(a) and, effective for distributions made after December 31, 2001, an annuity contract described in Code Section 403(b) or an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such Plan from this Plan in order to be an Eligible Retirement Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

            (3) Distributee. A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

            (4) Direct Rollover. A Direct Rollover is a payment by this Plan to the Eligible Retirement Plan specified by the Distributee.


            (5) Additional Limitations. Notwithstanding the foregoing,


                  (i) if the Distributee elects to have his or her Eligible
            Rollover Distribution paid in part to him or her and paid in part as a Direct Rollover, the Direct Rollover must be in an amount of two hundred dollars ($200) or more;

                  (ii) a Direct Rollover to more than one Eligible Retirement
            Plan will not be permitted. and

                  (iii) a Direct Rollover of UPS Stock may not be transferred to an Eligible Retirement Plan other than an individual retirement account as described in Code Section 408(a) and with respect to which prior to November 15, 1999, the custodian or trustee of which agrees to be bound by the terms of the UPS Stock Trust.

13.   Section 13.9 is amended to read as follows:

            Section 13.9 Top Heavy Plan.

                  (a) Determination. The Committee as of the last day of each
            Plan Year (the "determination date") will determine the sum of the present value of the accrued benefits of "key employees" (as defined in Code Section 416(i)(1)) and the sum of the present value of the accrued benefits of all other Employees in accordance with the rules set forth in Code Section 416(g), or will take such other action as the Committee deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of such key employees exceeds 60% of the sum of the present value of the accrued benefits of all employees as of the determination date, this Plan will be "top-heavy" for the immediately following Plan Year. For purposes of this Section, the present value of the accrued benefit of each employee will be equal to the sum of

                        (1) the balance of the employee's Account under this
                  Plan (determined for this purpose as of the last day of each Plan Year, which is the "valuation date" for this Plan);

                        (2) the present value of the employee's accrued benefit,
                  if any, (determined as of the most recent valuation date occurring within a 12-month period ending on the determination date) under

                              (i) each qualified plan (as described in Code
                        Section 401(a)) maintained by an Affiliate (a) in which a key employee is a participant or (b) that enables any plan described in subclause (i) to meet the requirements of Code Section 401(a)(4) or Section 410 (the "required aggregation group"), and

                              (ii) each other qualified plan maintained by an
                        Affiliate (other than a plan described in clause (a) that may be aggregated with this Plan and the plans described in clause (a), provided such aggregation group (including a plan described in this clause (b) continues to meet the requirements of Code Section 401(a)(4) and
                        Section 410 (the "permissive aggregation group"); and

                        (3)

                              (i) for Plan Years beginning on or after January
                        1, 2002, the value of any withdrawals and distributions made from this Plan and the plans described in (2) above during the 1- year period ending on such determination date and the value of any contributions due under this Plan and the defined contribution plans described in (2) above but as yet unpaid as of such determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been required to be aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                              (ii) for Plan Years beginning before January 1,
                        2002, the value of any withdrawals and distributions made from this Plan and the plans described in (2) above during the 5 year period ending on such determination date and the value of any contributions due under this Plan and the defined contribution plans described in (2) above but as yet unpaid as of such determination date;

                  provided, however, effective for Plan Year beginning on or after January 1, 2002, the accrued benefit of any employee will be disregarded if such employee has not performed any services for any Affiliate at any time during the one (1) year period ending on the date as of which such determination is made and, effective for Plan Years beginning before January 1, 2002, the accrued benefit of any employee will be disregarded if such employee has not performed any services for any Affiliate at any time during the five (5) year period ending on the date as of which such determination is made.

      (b) Special Top-Heavy Contribution. If the Committee determines that this Plan is "top-heavy" for any Plan Year, the following special rules will apply notwithstanding any other rules to the contrary set forth elsewhere in this Plan.

            (1) A contribution will be made for each Participant who is an Eligible Employee on the last day of such Plan Year that, when added to the employer contribution and forfeitures otherwise allocated on behalf of such individual for such Plan Year under this Plan and any other defined contribution plan maintained by an Affiliate, is equal to:

                  (i) for each such Eligible Employee who is not a participant in a top-heavy defined benefit plan maintained by the Employer or an Affiliate, the lesser of (a) 3% of such Eligible Employee's Compensation for such year or (b) the percentage at which contributions are made (or are required to be made) for such year to the key employee for whom such percentage is the highest; or

                  (ii) for each such Eligible Employee who also participates in a top-heavy defined benefit plan maintained by the Employer or an Affiliate, 5% of such Eligible Employee's Compensation for such year;

provided, however, that no such contribution will be made under this Section for any Eligible Employee to the extent such Eligible Employee receives the top-heavy minimum contributions (as described in Code Section 416(c)) under another defined contribution plan maintained by the Employer or an Affiliate for such Plan Year.

                  (2) Effective for Plan Years beginning after January 1, 2002,
            SavingsPLUS Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to SavingsPLUS Contributions made under the Plan or, if the minimum contribution requirement is met in another defined contribution plan, such other plan. SavingsPLUS Contributions that are used to satisfy the minimum contribution requirements shall be treated as employer matching contributions for purposes of the actual contribution percentage test and the other requirements of Code Section 401(m

                  (3) For Plan Years beginning before January 1, 2000, if the sum of the present value of the accrued benefits of key employees (computed as described in Section 13.9(a)) exceeds 90% of the sum of the present value of the accrued benefits of all employees (computed as described in Section 13.9(a)) as of the determination date this Plan will be "super top-heavy" for the immediately following Plan Year.

14. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

      IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon action by its Board of Directors on December 20, 2002, has caused this Amendment Number Seven to be adopted.


ATTEST:                                            UNITED PARCEL SERVICE
                                                   OF AMERICA, INC.

/s/ Joseph R. Moderow                              /s/ Michael L. Eskew
---------------------------------                  --------------------------------
Joseph R. Moderow                                  Michael L. Eskew
Secretary                                          Chairman

